UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

RAVE RESTAURANT GROUP, INC.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

                                                                                               KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.          Signature (Joint Owners)  Signature [PLEASE SIGN WITHIN BOX]  Date  Date          To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.0 0 0   0000470615_1 R1.0.1.18  For Withhold For All All All Except  The Board of Directors recommends you vote FOR the following:  02 W.C. HAMMETT, JR.  03 ROBERT B. PAGE  04 RAMON D. PHILLIPS  05 MARK E. SCHWARZ  1. Election of DirectorsNominees01 BRIAN T. BARES06 CLINTON J. COLEMAN  RAVE RESTAURANT GROUP, INC. 3551 PLANO PARKWAYTHE COLONY, TX 75056  VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  For Against Abstain0 0 0  The Board of Directors recommends you vote FOR the following proposal:2. The advisory vote on the resolution to approve executive compensation.  1 year 2 years0 0  3 years Abstain0 0  The Board of Directors recommends you vote 1 YEAR on the following proposal:3. The advisory vote on a proposal regarding the frequency of future advisory votes on resolutions approving the Company's compensation of its named executive officers.NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

                                                                                                                                                                                     0000470615_2 R1.0.1.18  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com  RAVE RESTAURANT GROUP, INC.Annual Meeting of Shareholders June 23, 2020 3:30 pmThis proxy is solicited by the Board of DirectorsThe undersigned, revoking all proxies heretofore given, hereby appoints Mark E. Schwarz, Brandon Solano and Clint Fendley, and each of them individually, as proxy of the undersigned, with full power of substitution and resubstitution, to vote on behalf of the undersigned the shares of Rave Restaurant Group, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 3:30 p.m., Dallas time, on Tuesday, June 23, 2020, at the Hampton Inn The Colony, 3650 Plano Parkway, The Colony, TX 75056, and at all adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as specified on the reverse side of this card and on such other matters as may properly come before the meeting or any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.  Continued and to be signed on reverse side